Exhibit 10.4

AMBRX BIOPHARMA, INC.

AMENDED AND RESTATED 2021 EMPLOYEE SHARE PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: JUNE 3, 2021

APPROVED BY THE SHAREHOLDERS: JUNE 9, 2021

AS AMENDED AND RESTATED AS OF OCTOBER 11, 2023

1.
GENERAL; PURPOSE.

(a)
Continuation of 2021 Plan and Converted Awards. The Plan amends and restates, and is a continuation of, the 2021 ESPP. Under the 2021 ESPP, a maximum of 3,000,000 Ordinary Shares (an equivalent of 428,571 American Depositary Shares of Ambrx Cayman) were initially reserved for issuance pursuant to Purchase Rights under the 2021 ESPP. In addition, in accordance with the terms of the 2021 ESPP, on January 1, 2022, Ordinary Shares available for issuance automatically increased by 2,701,205 Ordinary Shares (an equivalent of 385,886 American Depositary Shares of Ambrx Cayman) and on January 1, 2023, ordinary shares available for issuance automatically increased by 2,704,552 Ordinary Shares (an equivalent of 386,364 American Depositary Shares of Ambrx Cayman) for a total of 8,405,757 ordinary shares (an equivalent of 1,200,822 American Depositary Shares of Ambrx Cayman) as of the Effective Time. At the Effective Time, pursuant to the transactions contemplated by the Merger Agreement (such transactions referred to herein as the “Domestication”), among other things, (i) Merger Sub, a direct wholly owned subsidiary of the Company, merged with and into Ambrx Cayman, with Ambrx Cayman surviving the merger as a direct wholly owned subsidiary of the Company; (ii) each Ordinary Share issued and outstanding immediately prior to the Effective Time (including Ambrx Ordinary Shares underlying the outstanding American Depositary Shares of Ambrx Cayman) was converted into one-seventh (1/7) of one Share.

(b)
The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase Shares. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Share Purchase Plan.

(c)
The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.
ADMINISTRATION.

(a)
The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(d).

(b)
The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)
To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii)
To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.

(iii)
To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv)
To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v)
To suspend or terminate the Plan at any time as provided in Section 12.

(vi)
To amend the Plan at any time as provided in Section 12.

(vii)
Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Share Purchase Plan.

(c)
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(d)
The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references to the Board in this Plan and in any applicable Offering Document will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(e)
All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.
SHARES SUBJECT TO THE PLAN.

(a)
Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, as of the Effective Time, the maximum number of Shares that may be issued under the Plan will not exceed 1,200,822 Shares (as adjusted through the Effective Time) plus the number of Shares that are automatically added on January 1st of each year for a total period of ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) one (1) percent (1%) of the total number of Capital Shares outstanding on December 31st of the preceding calendar year, and (ii) 741,089 Shares. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of Shares than would otherwise occur pursuant to the preceding sentence.

(b)
If any Purchase Right granted under the Plan terminates without having been exercised in full, the Shares not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)
The shares purchasable under the Plan will be authorized but unissued or reacquired Shares, including shares repurchased by the Company on the open market (including Shares designated and held by the Company as treasury shares).

4.
GRANT OF PURCHASE RIGHTS; OFFERING.

(a)
The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)
If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier- granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c)
The Board will have the discretion to structure an Offering so that if the Fair Market Value of an Share on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of an Share on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.
ELIGIBILITY.

(a)
Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.

(b)
The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)
the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)
the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii)
the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c)
No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the share ownership of any Employee, and shares which such Employee may purchase under all outstanding Purchase Rights and options will be treated as shares owned by such Employee.

(d)
As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Share Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase shares of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds $25,000 of Fair Market Value of such shares (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e)
Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

6.
PURCHASE RIGHTS; PURCHASE PRICE.

(a)
On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Shares purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b)
The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and Shares will be purchased in accordance with such Offering.

(c)
In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of Shares that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of Shares that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of Shares issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the Shares available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)
The purchase price of Shares acquired pursuant to Purchase Rights will be not less than the lesser of:

(i)
an amount equal to 85% of the Fair Market Value of the shares of Shares on the Offering

Date; or

(ii)
an amount equal to 85% of the Fair Market Value of the shares of Shares on the applicable Purchase Date, provided always that, notwithstanding any other provision of the Plan, the purchase price of an Share shall not be less than its par value in any event.

7.
PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)
An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first practicable payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.

(b)
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)
Unless otherwise required by applicable law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual as soon as practicable all of his or her accumulated but unused Contributions.

(d)
During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(e)
Unless otherwise specified in the Offering or required by applicable law, the Company will have no obligation to pay interest on Contributions.

8.
EXERCISE OF PURCHASE RIGHTS.

(a)
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of Shares, up to the maximum number of Shares permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b)
Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Shares and such remaining amount is less than the amount required to purchase one Share on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by applicable law). If the amount of Contributions remaining in a Participant’s account after the purchase of Shares is at least equal to the amount required to purchase one (1) whole Share on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest.

(c)
No Purchase Rights may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the Shares are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the Shares are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the Shares are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.

9.
COVENANTS OF THE COMPANY.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell Shares thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Shares under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Shares upon exercise of such Purchase Rights.

10.
DESIGNATION OF BENEFICIARY.

(a)
The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any Shares and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any Shares and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or Contributions without interest (unless the payment of interest is otherwise required by applicable law) to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.
ADJUSTMENTS UPON CHANGES IN SHARES; CORPORATE TRANSACTIONS.

(a)
In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a),(ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b)
In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase Shares within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.
AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a)
The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, shareholder approval will be required for any amendment of the Plan for which shareholder approval is required by applicable law or listing requirements.

(b)
The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)
Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Share Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.

Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.
EFFECTIVE DATE OF PLAN.

The 2021 ESPP initially became effective immediately prior to the IPO Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval must be within 12 months before or after the date the 2021 ESPP is adopted (or if required under Section 12(a) above, materially amended) by the Board. The Effective Date of the Plan, as hereby amended and restated is October 11, 2023.

14.
MISCELLANEOUS PROVISIONS.

(a)
Proceeds from the sale of Shares pursuant to Purchase Rights will constitute general funds of the Company.

(b)
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Purchase Rights unless and until the Participant’s Shares acquired upon exercise of Purchase Rights are recorded in the register of members of the Company.

(c)
The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(d)
This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of Delaware, without regard to conflict of law principles that would result in any application of any law other than the laws of Delaware.

15.
DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)
“2021 ESPP” shall have the meaning set forth in Section 1(a).

(b)
“Ambrx Cayman” means Ambrx Biopharma (Cayman) Inc. (f/k/a Ambrx Biopharma Inc. prior to the Effective Date), a Cayman Islands exempted company.

(c)
“Board” means the Board of Directors of the Company.

(d)
“Capital Shares” means each and every class of shares of the Company, regardless of the number of votes per share.

(e)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Shares subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through any merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, which, in any such case, the Board determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 11(a) here of is appropriate.

(f)
“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)
“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(d).

(h)
“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

(i)
“Company” means Ambrx Biopharma, Inc., a Delaware corporation (or any successor company).

(j)
“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A

Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(k)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(l)
a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(m)
a sale or other disposition of more than 50% of the outstanding securities of the Company;

(n)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(o)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Ordinary Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p)
“Director” means a member of the Board.

(q)
“Domestication” has the meaning set forth in Section 1(a).

(r)
“Effective Date” means October 11, 2023.

(s)
“Effective Time” means the time of the consummation of the transactions contemplated by the Merger Agreement.

(t)
“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(u)
“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(v)
“Employee Share Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(w)
“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(x)
“Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i)
If the Shares are listed on any established stock exchange or traded on any established market, the Fair Market Value of an Share will be, unless otherwise determined by the Board, the closing sales price for such shares as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Shares on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii)
In the absence of such markets for the Shares, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code.

(iii)
Notwithstanding the foregoing, for any Offering that commences on the IPO Date, the Fair Market Value of the Shares on the Offering Date will be the price per share at which shares are first sold to the public in the Company’s initial public offering as specified in the final prospectus for that initial public offering.

(y)
“IPO Date” means June 17, 2021.

(z)
“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of September 11, 2023, by and among the Company, Ambrx Merger Sub Inc., a Cayman Islands exempted company (“Merger Sub”), and Ambrx Cayman, as may be amended, restated and/or modified from time to time.

(aa) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(bb) “Offering Date” means a date selected by the Board for an Offering to commence.

(cc) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(dd) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(ee) “Plan” means this Ambrx Biopharma, Inc. Amended and Restated 2021 Employee Share Purchase Plan, as amended from time to time.

(ff) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of Shares will be carried out in accordance with such Offering.

(gg) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(hh) “Purchase Right” means an option to purchase Shares granted pursuant to the Plan.

(ii) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(jj) “Securities Act” means the Securities Act of 1933, as amended.

(kk) “Share” means a share of Common Stock.

(ll) “Trading Day” means any day on which the exchange(s) or market(s) on which Shares are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.